EXHIBIT (e)(3)

                                     FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 11, 2005
                                       TO
                             DISTRIBUTION AGREEMENT
                             BETWEEN RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.
                             DATED DECEMBER 16, 2003

                                     FORM OF
                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                             DISTRIBUTION AGREEMENT

                         DATED DECEMBER 16, 2003 BETWEEN

                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Distribution Agreement between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated December 16, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective February 11, 2005, to read as follows:

                                    EXHIBIT A

FUND                                               SYMBOL
----                                               ------

S&P Equal Weight ETF                               RSP
RYDEX RUSSELL TOP 50 ETF                           XLG

                  ADDITIONS AND [DELETIONS] ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the [17th day of February, 2006].

                                           RYDEX ETF TRUST

                                           By:
                                              -------------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: President


                                           RYDEX DISTRIBUTORS, INC.

                                           By:
                                              -------------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: Chief Executive Officer